UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2004

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 932-6616

No Change Since Last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry into a Material Definitive Agreement.

On October 5, 2004, Anika Therapeutics, Inc. (the “Registrant”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing that, among other things, it has hired, effective October 4, 2004, Elizabeth Chen as Senior Vice President of Marketing and Business Development.  In accordance with the terms of her employment arrangement with the Company, which is evidenced by an offer letter agreement, Ms. Chen has entered into an at-will employment relationship with Anika providing for annual base salary of $225,000.  Ms. Chen was also awarded a grant of 100,000 stock options for Anika Common Stock vesting in equal installments over four years.  Ms. Chen is also entitled to bonus and benefits.  If Ms. Chen’s employment is terminated without cause, the offer letter agreement entitles Ms. Chen to severance in the amount of six months base salary and six months medical benefits.  Ms. Chen is also party to change in control, bonus and severance agreement pursuant to which she is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the change in control, bonus and severance agreement). In the event of a change in control, and if after such change of control her employment is terminated without cause (as defined in the change in control, bonus and severance agreement), she would likely receive an amount, including all periodic payments, in excess of $100,000.

The offer letter agreement and the change in control, bonus and severance agreements are attached hereto as Exhibit 10.1 and 10.2, respectively, to this report on Form 8-K and is incorporated herein by reference.  This description summarizes certain provisions of the offer letter agreement and change in control, bonus and severance agreement, and is qualified in its entirety by reference to the terms and conditions in the attached documents.

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 5, 2004, the Registrant issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing, among other things, that the Registrant’s Chief Financial Officer has resigned, effective October 22, 2004.

Attached is the Press Release disseminated by the Registrant on October 5, 2004.

Item 9.01:  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	10.1	Letter Agreement dated September 16, 2004 by and between the Registrant and Elizabeth Chen.
	10.2	Change in Control, Bonus and Severance Agreement dated September 16, 2004 by and between the Registrant and Elizabeth Chen.
	10.3	Form of Option Agreement for Employees under the 2003 Stock Option and Incentive Plan
	10.4	Form of Option Agreement for Directors under the 2003 Stock Option and Incentive Plan
	99.1	Press Release issued by Anika Therapeutics, Inc. on October 5, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

	By:	/s/ Charles H. Sherwood
October 5, 2004		Charles H. Sherwood, Ph.D. Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement dated September 16, 2004 by and between the Registrant and Elizabeth Chen.
10.2	Change in Control, Bonus and Severance Agreement dated September 16, 2004 by and between the Registrant and Elizabeth Chen.
10.3	Form of Option Agreement for Employees under the 2003 Stock Option and Incentive Plan
10.4	Form of Option Agreement for Directors under the 2003 Stock Option and Incentive Plan
99.1	Press Release issued by Anika Therapeutics, Inc. on October 5, 2004

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